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                                                                    EXHIBIT 21.1


                           SUBSIDIARIES OF THE COMPANY

Amity Auto Plaza, Ltd.
Amity Nissan of Massapequa, Ltd.
Atlantic Auto Funding Corporation
Atlantic Auto Second Funding Corporation
Atlantic Auto Third Funding Corporation
Auto Leasing Corporation
Auto Mall Payroll Services, Inc.
Auto Mall Storage, Inc.
BPT Holdings, Inc.
Central Ford Center, Inc.
Cherry Hill Classic Cars, Inc.
Classic Auto Group, Inc.
Classic Auto Group Holdings, Inc.
Classic of Cherry Hill, Inc.
Classic Chevrolet, Inc.
Classic Enterprise, Inc.
Classic Enterprises, LLC
Classic Imports, Inc.
Classic Management Company, Inc.
Classic Motor Sales, LLC
Classic Nissan of Turnersville, LLC
Conyers Nissan, Inc.
Covington Pike Dodge, Inc.
D. Young Chevrolet, LLC
Dan Young Chevrolet, Inc.
Dan Young Motors, LLC
Dan Young Tipton, LLC
Dan Young, Inc.
DiFeo Partnership HCT, Inc.
DiFeo Partnership HCT, Inc. on behalf of
         Hudson Motors Partnership
DiFeo Partnership IX, Inc.
DiFeo Partnership IX, Inc. on behalf of
         OCM Partnership
DiFeo Partnership RCM, Inc.
DiFeo Partnership RCM, Inc. on behalf of
         Rockland Motors Partnership
DiFeo Partnership RCT, Inc.
DiFeo Partnership RCT, Inc. on behalf of
         County Auto Group Partnership
DiFeo Partnership SCT, Inc.
DiFeo Partnership SCT, Inc. on behalf of
         Somerset Motors Partnership




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                                                                    EXHIBIT 21.1


DiFeo Partnership VIII, Inc.
DiFeo Partnership VIII, Inc. on behalf of
         OCT Partnership
DiFeo Partnership X, Inc.
DiFeo Partnership, Inc.
DiFeo Partnership, Inc. on behalf of
         Danbury Auto Partnership
         Danbury Chrysler-Plymouth Partnership
         DiFeo Chevrolet-Geo Partnership
         DiFeo Chrysler Plymouth Jeep Eagle Partnership
         DiFeo Hyundai Partnership
         DiFeo Leasing Partnership
         DiFeo Nissan Partnership
         DiFeo Tenafly Partnership
         Fair Chevrolet-Geo Partnership
         Fair Hyundai Partnership
         J&F Oldsmobile Partnership
Europa Motors, Inc.
Florida Chrysler Plymouth, Inc.
Gene Reed Chevrolet, Inc.
HT Automotive, Ltd.
HVP Motor Corporation
J&S Auto Refinishing, Ltd.
JS Imports, Inc.
KMT/UAG, Inc.
Landers Auto Sales, Inc.
Landers Buick-Pontiac, Inc.
Landers Ford, Inc.
Landers United Auto Group No.2, Inc.
Landers United Auto Group No.3, Inc.
Landers United Auto Group No.4, Inc.
Landers United Auto Group No.5, Inc.
Landers United Auto Group No.6, Inc.
Landers United Auto Group, Inc.
Landers Ford North, Inc.
LRP, Ltd.
Michael Chevrolet-Oldsmobile, Inc.
Motorcars Acquisiton, LLC
Motorcars Acquisition II, LLC
Motorcars Acquisition III, LLC
National City Ford, Inc.
Northlake Auto Finish, Inc.
Palm Auto Plaza, Inc.
Parkway Chevrolet, Inc.
Peachtree Nissan, Inc.
Pioneer Ford Sales, Inc.




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                                                                    EXHIBIT 21.1



PVH Motor Corporation
Reed-Lallier Chevrolet, Inc.
Relentless Pursuit Enterprises, Inc.
S.H.V.P. Motor Corp.
SA Automotive, Ltd.
SAU Automotive, Ltd.
Scottsdale Management Group, Ltd.
Scottsdale Ferrari, LLC
SK Motors, Ltd.
SL Automotive, Ltd.
Somerset Motors, Inc.
SPA Automotive, Ltd.
Sun Motors, Ltd.
The New Graceland Dodge, Inc.
TriCity Leasing, Inc.
UAG Atlanta II, Inc.
UAG Atlanta III, Inc.
UAG Atlanta IV Motors, Inc.
UAG Atlanta IV, Inc.
UAG Atlanta V, Inc.
UAG Atlanta VI, Inc.
UAG Atlanta, Inc.
UAG Carolina, Inc.
UAG Century Motors, Inc.
UAG Citrus Motors, LLC
UAG Citrus, Inc.
UAG Classic, Inc.
UAG Duluth, Inc.
UAG East, Inc.
UAG Finance Company, Inc.
UAG Graceland II, Inc.
UAG Graceland, Inc.
UAG Hudson, Inc.
UAG Kissimmee Motors, Inc.
UAG Knoxville II, Inc.
UAG Knoxville, Inc.
UAG Lake Norman, LLC
UAG Memphis II, Inc.
UAG Memphis III, Inc.
UAG Memphis IV, Inc.
UAG Memphis V, Inc.
UAG Memphis, Inc.
UAG Nevada, Inc.
UAG Northeast (NY), Inc.





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
                                                                    EXHIBIT 21.1


UAG Northeast Body Shop, Inc.
UAG Northeast, Inc.
UAG Oldsmobile of Indiana, LLC
UAG Paramount Motors, Inc.
UAG Tennessee, Inc.
UAG Texas II, Inc.
UAG Texas, Inc.
UAG Texas, Inc. on behalf of
         Shannon Automotive, Ltd.
UAG West, Inc.
UAG West Texas, Inc.
UAG Young Automotive Group, LLC
UAG Young II, Inc.
UAG Young, Inc.
UAG-Caribbean, Inc.
United Auto Dodge of Shreveport, Inc.
United Auto Enterprises, Inc.
United AutoCare Products, Inc.
United AutoCare, Inc.
United Jeep Chrysler Plymouth of Stone Mountain, Inc.
United Landers, Inc.
United Mazda, Inc.
United Nissan, Inc. (NV)
United Nissan, Inc. (TN)
United Nissan, Inc. (GA)
United Auto Fourth Funding, Inc.
United Auto Fifth Funding, Inc.
UnitedAuto Finance, Inc.
VPH Motor Corporation
West Palm Auto Mall, Inc.
West Palm Infiniti, Inc.
West Palm Nissan, Inc.
Westbury Nissan, Ltd.
Westbury Superstore, Ltd.
Young Automotive Holdings, LLC
Young Management Group, Inc.



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